SUPPLEMENT

                  DATED AS OF MAY 1, 2003 TO PROSPECTUS DATED
                                  MAY 1, 2003

                             TT EUROPE MUTUAL FUND


The Fund is currently accepting purchase orders for Institutional Class Shares and Class 1 Shares. The Fund is not currently accepting purchase orders for Class 2 Shares or Class 3 Shares.